Exhibit 99.1

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 09/30/02
   Distribution Date: 10/25/02

   ----------------------------------------------------------------------------------------------------------------

    Balances
   ----------------------------------------------------------------------------------------------------------------
                                                     Initial             Period End
     Securitization Value                     $1,547,538,089           $660,064,180
     Reserve Account                             $81,245,750           $104,458,821
     Class A-1 Notes                            $180,000,000                     $0
     Class A-2 Notes                            $600,000,000                     $0
     Class A-3 Notes                            $300,000,000           $192,526,091
     Class A-4 Notes                            $389,660,000           $389,660,000
     Subordinated Note                           $30,951,089            $30,951,089
     Class B Certificates                        $46,927,000            $46,927,000

   Current Collection Period
   ----------------------------------------------------------------------------------------------------------------

    Beginning Securitization Value               692,756,328
      Principal Reduction Amount                 $32,692,148
    Ending Securitization Value                 $660,064,180

    Calculation of Required 2000-A SUBI Collection Account Amount
      Collections
        Receipts of Monthly Payments             $15,773,744
        Sale Proceeds                             $3,359,555
        Termination Proceeds                     $17,635,703
        Recovery Proceeds                           $433,413
      Total Collections                          $37,202,415

      Servicer Advances                           $6,591,990
      Reimbursement of Previous Servicer
       Advances                                  ($4,727,814)

    Required 2000-A SUBI Collection Account
     Amount                                      $39,066,591

   Servicer Advance Amounts
   ----------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous
     Servicer                                    $15,047,332
    Current Period Monthly Payment Advance          $762,416
    Current Period Sales Proceeds Advance         $5,829,574
    Current Reimbursement of Previous Servicer
     Advance                                     ($4,727,814)
    Ending Period Unreimbursed Previous Servicer $16,911,508

   Collection Account
   ----------------------------------------------------------------------------------------------------------------

    Deposits to 2000-A SUBI Collection Account   $39,066,591
    Withdrawals from 2000-A SUBI Collection Account
      Servicing Fees                                $577,297
      Note Distribution Account Deposit           $3,412,068
      Reserve Fund Deposit - Subordinated
       Noteholder                                   $180,548
      Certificate Distribution Account Deposit      $273,741
      Monthly Principal Distributable Amount     $32,692,148
      Reserve Fund Deposit - Excess Collections   $1,930,790
      Payments to Transferor                              $0
    Total Distributions from 2000-A SUBI
     Collection Account                          $39,066,591

   Note Distribution Account
   ----------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account $36,104,215
     Amount Deposited from the Reserve Account             $0
     Amount Paid to Noteholders                   $36,104,215


   Certificate Distribution Account
   ----------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account    $273,741
     Amount Deposited from the Reserve Account             $0
     Amount Paid to Certificateholders               $273,741

   Distributions
   ----------------------------------------------------------------------------------------------------------------

     Monthly Principal Distributable Amount   Current Payment       Ending Balance   Per $1,000             Factor
     Class A-1 Notes                                       $0                   $0        $0.00              0.00%
     Class A-2 Notes                                       $0                   $0        $0.00              0.00%
     Class A-3 Notes                              $32,692,148         $192,526,091      $108.97             64.18%
     Class A-4 Notes                                       $0         $389,660,000        $0.00            100.00%
     Subordinated Note                                     $0          $30,951,089        $0.00            100.00%
     Class B Certificates                                  $0          $46,927,000        $0.00            100.00%

     Interest Distributable Amount            Current Payment           Per $1,000
     Class A-1 Notes                                       $0                $0.00
     Class A-2 Notes                                       $0                $0.00
     Class A-3 Notes                               $1,246,208                $4.15
     Class A-4 Notes                               $2,165,860                $5.56
     Subordinated Note                               $180,548                $5.83
     Class B Certificates                            $273,741                $5.83

   Carryover Shortfalls
   ----------------------------------------------------------------------------------------------------------------

                                                        Prior Period Carryover    Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                 $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                 $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                 $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                 $0                 $0             $0
     Subordinated Note Interest Carryover Shortfall                         $0                 $0             $0
     Certificate Interest Carryover Shortfall                               $0                 $0             $0

   Reserve Account
   ----------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount            $104,458,821
     Beginning Period Amount                     $104,458,821
     Net Investment Earnings                         $140,234
     Current Period Deposit                        $2,111,338
     Reserve Fund Draw Amount                              $0
     Release of Excess Funds                       $2,251,573
     Ending Period Required Amount               $104,458,821
     Ending Period Amount                        $104,458,821

   Residual Value Losses
   ----------------------------------------------------------------------------------------------------------------

                                               Current Period         Cumulative
     Net Sale Proceeds                            $17,531,863       $430,948,921
     Residual Values                              $18,520,108       $451,050,767
     Residual Value Losses                           $988,245        $20,101,845

   Receivables Data
   ----------------------------------------------------------------------------------------------------------------

     Beginning of Period Lease Balance           $764,697,173
     End of Period Lease Balance                 $729,698,821
     Delinquencies Aging Profile -
      End of Period Lease Balance               Dollar Amount         Percentage
       Current                                   $686,173,970             94.04%
       1-29 days                                  $36,028,361              4.94%
       30-59 days                                  $6,058,526              0.83%
       60-89 days                                  $1,108,448              0.15%
       90-119 days                                   $145,052              0.02%
       120+ days                                     $184,463              0.03%
       Total                                     $729,698,821            100.00%
       Delinquent Receivables +30 days past due    $7,496,489              1.03%

     Credit Losses                             Current Period         Cumulative
       Liquidated Lease Balance                      $757,722        $14,651,535
       Liquidation Proceeds                          $531,803        $10,606,554
       Recovery Proceeds                             $30,969            $387,943
       Net Credit Losses                             $194,951         $3,657,038


Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.